Exhibit 10.1

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF SOUTH CAROLINA

FLORENCE DIVISION

Larry D. Young, Danny L. Young,	)
Kyle N. Young, the Young Family	)
Irrevocable Trust, and The Legends	)
Group, Ltd.,	)
)
Plaintiffs,	)	CA NO. 4:04-902-25
)
v.	)	SETTLEMENT AGREEMENT
)
BDO Seidman, LLP, Fred Walton,	)
Kurt Huntzinger, Chris Truitt, Golf	)
Trust of America, Inc., Bradley	)
Blair and Scott Peters,	)
)
Defendants	)

This SETTLEMENT AGREEMENT (“Agreement”) entered into effective the 31st day of January, 2008, by and among (i) LARRY D. YOUNG, DANNY L. YOUNG, KYLE N. YOUNG, THE YOUNG FAMILY IRREVOCABLE TRUST, and THE LEGENDS GROUP, LTD. (collectively, the “Legends Plaintiffs”), and (ii) GOLF TRUST OF AMERICA, INC. (“GTA”), W. BRADLEY BLAIR, II, and SCOTT D. PETERS (collectively, the “GTA Defendants”) (collectively, the Legends Plaintiffs and the GTA Defendants shall be referred to as the “Parties”);

W I T N E S S E T H:

WHEREAS, on March 22, 2004, the Legends Plaintiffs filed a lawsuit against the GTA Defendants, among others, in the United States District Court for the District of South Carolina, Florence Division (the “Court”), entitled Larry D. Young, et al. v. BDO Seidman, LLP, et al., Case No. 4:04-902-25 (the “Litigation”), alleging, inter alia, that the GTA Defendants had conspired with BDO Seidman, LLP (“BDO”), and its affiliates Fred Walton, Kurt Huntzinger, and Chris Truitt to induce the Legends Plaintiffs to enter into a fraudulent tax scheme with BDO to enrich BDO and support an exaggerated value of GTA; and

WHEREAS, on November 4, 2004, the GTA Defendants filed their Answer and Counterclaims in the Litigation, alleging, inter alia, that: a) the Legends Plaintiffs were obligated to indemnify the GTA Defendants from any liabilities related to the Legends Plaintiffs’ complaint; b) the Legends Plaintiffs had breached the February 14, 2001 Confidentiality Agreement; c) the Legends Plaintiffs’ breach of the February 14, 2001 Confidentiality Agreement was accompanied by intentionally fraudulent, deceptive and misleading acts on the part of the Legends Plaintiffs; d) the Legends Plaintiffs fraudulently induced the GTA Defendants into executing the February 14, 2001 Confidentiality Agreement and into allowing the GTA Defendants’ affiliates to execute the February 14, 2001 Purchase and Sale Agreement with the Legends Plaintiffs’ affiliates; e) the Legends Plaintiffs had committed fraud against the GTA Defendants through the Legends Plaintiffs’ representations to the GTA Defendants in connection with the February 14, 2001 Confidentiality Agreement; f) the Legends Plaintiffs had violated the South Carolina Unfair Trade Practices Act; g) the Legends Plaintiffs’ negligent misrepresentations induced the GTA Defendants to enter into the February 14, 2001 Confidentiality Agreement; h) the Legends Plaintiffs conspired for the purpose of injuring the GTA Defendants; and i) Larry D. Young breached his fiduciary duty as a board director of GTA;

WHEREAS, on December 23, 2005, the GTA Defendants filed a motion to dismiss pursuant to Rule 12(b)(6), or, in the alternative, a motion for summary judgment pursuant to Rule 56, as to the Legends Plaintiffs’ civil conspiracy claim against the GTA Defendants;

WHEREAS, on July 13, 2006, the Court denied the GTA Defendants’ motion to dismiss pursuant to Rule 12(b)(6), or, in the alternative, a motion for summary judgment pursuant to Rule 56,

as to the Legends Plaintiffs’ civil conspiracy claim against the GTA Defendants, but granted the GTA Defendants the right to file another motion for summary judgment within 30 days thereof;

WHEREAS, on August 10, 2006, the GTA Defendants filed a motion for summary judgment pursuant to Rule 56 as to the Legends Plaintiffs’ civil conspiracy claim against the GTA Defendants;

WHEREAS, on March 1, 2007, the Court granted the GTA Defendants’ motion for summary judgment as to the Legends Plaintiffs’ civil conspiracy claim, based upon a release contained in the Purchase and Sale Agreement, dated February 14, 2001, between affiliates of the Parties;

WHEREAS, on May 17, 2007, the GTA Defendants filed their Amended Counterclaims in the Litigation, alleging, inter alia, that: a) the Legends Plaintiffs had breached the February 14, 2001 Confidentiality Agreement; b) the Legends Plaintiffs’ breach of the February 14, 2001 Confidentiality Agreement was accompanied by intentionally fraudulent, deceptive and misleading acts on the part of the Legends Plaintiffs; c) the Legends Plaintiffs had violated the South Carolina Unfair Trade Practices Act; d) the Legends Plaintiffs conspired for the purpose of injuring the GTA Defendants; and e) Larry D. Young breached his fiduciary duty as a board director of GTA;

WHEREAS, on July 7, 2007, the Legends Plaintiffs filed a motion for summary judgment pursuant to Rule 56 as to the GTA Defendants’ Amended Counterclaims against the Legends Plaintiffs;

WHEREAS, on August 1, 2007, the Court granted in part, and denied in part, the Legends Plaintiffs’ Rule 56 motion for summary judgment as to the GTA Defendants’ Amended Counterclaims, dismissing the unfair trade practice counterclaim, and denying summary judgment as to the remaining four counterclaims;

WHEREAS, on August 9, 2007, the Court granted, in part, Legends Plaintiffs’ Motion for Directed Verdict with regard to GTA Defendants’ counterclaim for breach of contract accompanied by fraudulent act;

WHEREAS, on August 10, 2007, after a 5-day trial with a jury verdict in favor of the GTA Defendants, the Court entered a judgment (the “Judgment”) in favor of the GTA Defendants, awarding as follows:  (a)  $3,726,856.00 (Three Million Seven Hundred Twenty-Six Thousand Eight Hundred Fifty-Six U.S. Dollars) in favor of GTA and against Larry D. Young with respect to the breach of fiduciary duty counterclaim; and, (b) $150,000.00 (One Hundred Fifty Thousand U.S. Dollars) in attorney’s fees, costs and expenses, pursuant to a stipulation between the Parties, in favor of the GTA Defendants and against the Legends Plaintiffs, with respect to the breach of Confidentiality Agreement counterclaim;

WHEREAS, on August 20, 2007, the Legends Plaintiffs filed a Rule 59 motion for judgment as a matter of law, or, in the alternative, for a new trial, and said motion is pending at this time;

WHEREAS, on August 31, 2007, the GTA Defendants filed a Rule 54 motion for attorney’s fees, costs and expenses, in the total amount of $1,219,779.37, as the prevailing party with respect to the summary judgment entered on March 1, 2007 in their favor regarding the Legends Plaintiffs’ civil conspiracy claim, and said motion is pending at this time; and,

WHEREAS, the Parties desire to resolve all of their disputes, claims, and counterclaims arising out of or related to the Litigation to avoid the cost, time, and uncertainty of pursuing litigation, and to fully memorialize the settlement of any claims, demands, or causes of action relating to the Litigation;

NOW, THEREFORE, in consideration of the mutual promises, stipulations, agreements and covenants contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which hereby are acknowledged, the Parties hereby agree as follows:

1.   SETTLEMENT AND COMPROMISE.  Subject to, and expressly conditioned upon, all of the terms, provisions and conditions of this entire Agreement, the Parties do hereby for themselves, and each of their successors, assigns, predecessors in interest, affiliates, trustees, representatives, insurers, attorneys, agents and employees, agree to accept and do accept the agreements, promises, warranties, representations, covenants, stipulations, releases, contingent releases, terms, provisions and conditions set forth in this Agreement as a complete settlement, compromise, and accord and satisfaction of all claims, actions, causes of actions, controversies, disputes, demands, rights, damages, costs, fees, attorneys’ fees, counterclaims, injuries, expenses, suits at law or in equity, consequential damages, whether personal, property, economic or non-economic, of every nature in kind whatsoever, whether at law or in equity, whether at common law or pursuant to federal, state or local statutes, ordinances or regulations, whether vested or contingent, whether now known or unknown, whether foreseen or unforeseen, whether liquidated or unliquidated, whether matured or unmatured, whether disputed or undisputed, arising prior to the effective date of this Agreement and arising from and/or related in any way to the Litigation and/or the arbitration proceedings between the Legends Plaintiffs and BDO Seidman, LLP, Fred Walton, Kurt Huntzinger and Chris Truitt initiated pursuant to the Order filed February 14, 2005, granting BDO Seidman, LLP, Fred Walton, Kurt Huntzinger and Chris Truitt’s motion to compel arbitration (the “Arbitration”), and specifically including but not limited to any and all claims and demands that were actually brought and/or could have been brought in the Litigation and/or the Arbitration.

2.   RELEASE OF GTA DEFENDANTS.  In further consideration of this Agreement, the Legends Plaintiffs do hereby for themselves, and each of their successors, assigns, predecessors in interest, affiliates, trustees, representatives, insurers, attorneys, agents and employees, fully and irrevocably release, acquit and forever discharge the GTA Defendants and each of their successors, assigns, predecessors in interest, affiliates, trustees, representatives, insurers, attorneys, agents and employees, of and from any and all claims, actions, causes of actions, controversies, disputes, demands, rights, damages, costs, fees, attorneys’ fees, counterclaims, injuries, expenses, suits at law or in equity, consequential damages, whether personal, property, economic or non-economic, of every nature in kind whatsoever, whether at law or in equity, whether at common law or pursuant to federal, state or local statutes, ordinances or regulations, whether vested or contingent, whether now known or unknown, whether foreseen or unforeseen, whether liquidated or unliquidated, whether matured or unmatured, whether disputed or undisputed, arising prior to the effective date of this Agreement and arising from and/or related in any way to the Litigation and/or the Arbitration, and specifically including but not limited to any and all claims, counterclaims and demands that were actually brought and/or could have been brought in the Litigation and/or the Arbitration.  This Legends Plaintiffs’ release, acquittal and discharge of the GTA Defendants shall be effective upon the effective date of this Agreement, and shall not be set aside or challenged by the Legends Plaintiffs for any reason, and shall survive expiration, termination, and/or any breach of this Agreement.   This Legends Plaintiffs’ release, acquittal and discharge of the GTA Defendants shall not release, acquit, discharge, or in any way limit or otherwise affect the GTA Defendants’ or the Legends Plaintiffs’ duties and obligations under this Agreement.

3.   RELEASE OF LEGENDS PLAINTIFFS.  In further consideration of this Agreement, the GTA Defendants do hereby for themselves, and each of their successors, assigns, predecessors in interest, affiliates, trustees, representatives, insurers, attorneys, agents and employees, fully and irrevocably release, acquit and forever discharge the Legends Plaintiffs and each of their successors, assigns, predecessors in interest, affiliates, trustees, representatives, insurers, attorneys, agents and employees, of and from any and all claims, actions, causes of actions, controversies, disputes, demands, rights, damages, costs, fees, attorneys’ fees, counterclaims, injuries, expenses, suits at law or in equity, consequential damages, whether personal, property, economic or non-economic, of every nature in kind whatsoever, whether at law or in equity, whether at common law or pursuant to federal, state or local statutes, ordinances or regulations, whether vested or contingent, whether now known or unknown, whether foreseen or unforeseen, whether liquidated or unliquidated, whether matured or unmatured, whether disputed or undisputed, arising prior to the effective date of this Agreement and arising from and/or related in any way to the Litigation and/or the Arbitration, and specifically including but not limited to any and all claims, counterclaims and demands that were actually brought and/or could have been brought in the Litigation and/or the Arbitration.  This GTA Defendants’ release, acquittal and discharge of the Legends Plaintiffs shall be effective upon the effective date of this Agreement, and shall not be set aside or challenged by the GTA Defendants for any reason, and shall survive expiration, termination, and/or any breach of this Agreement.   This GTA Defendants’ release, acquittal and discharge of the Legends Plaintiffs shall not release, acquit, discharge, or in any way limit or otherwise affect the GTA Defendants’ or the Legends Plaintiffs’ duties and obligations under this Agreement.

4.   LARRY D. YOUNG’S MONEY PAYMENTS TO GTA.  In further consideration for the GTA Defendants entering into this Agreement, Larry D. Young agrees to pay to GTA the money sums set forth in the Promissory Note, executed simultaneously herewith, and attached hereto and incorporated herein by reference as Exhibit A.  Time is of the essence as to all money payments required to be paid by Larry D. Young pursuant to the Promissory Note.

5.   CONFESSION OF JUDGMENT.  As collateral for, and as further evidence of, Larry D. Young’s agreement and obligation to pay to GTA the money sums set forth above, Larry D. Young agrees to the Confession of Judgment, executed simultaneously herewith, and attached hereto and incorporated herein by reference as Exhibit B.

6.   LARRY D. YOUNG’S PROPERTY TRANSFER TO GTA.  In further consideration for the GTA Defendants entering into this Agreement, Larry D. Young agrees to make the following real property transfer to GTA, by and through his limited partnership, Harrietta Plantation, Ltd., for no additional consideration paid by GTA, by limited warranty deed in fee simple with good, valid and marketable title, free and clear of any liens, mortgages, easements, conditions, assessments, restrictions, agreements, encumbrances or title defects of any kind (excepting 2008 ad valorem property taxes, which shall be pro-rated as of the date of transfer, and further excepting such utility easements, such portions of the Property within the bounds of public rights-of-way, and such other matters which were recorded in the public record as of October 28, 1993), not earlier than forty-five (45) days after of the effective date of this Agreement:  All rights, title and interest in and to that tract of land, and all improvements thereon, consisting of approximately 118.67 acres, located on or near South Santee Road in Charleston County, South Carolina, being the remainder of a 138.26 acre tract known as Tract 2 in Deed Book Y233-037 and Plat Book BA-85 in the Charleston County RMC Office, and more fully described and designated as Charleston County Tax Map Number 802-00-00-158, as shown on Exhibit C attached hereto and incorporated herein by reference (the “Property”).  GTA shall have the right, in its sole discretion, to refuse the transfer of said Property for any or no reason. Such a refusal on the part of GTA shall not void or adversely affect the remaining provisions of this Agreement nor shall GTA be entitled to any substitute transfer, conveyance or payment should it refuse to accept the Property; however, should such GTA refusal be based upon a breach of one or more of the warranties and representations set forth in Section 7, then Larry D. Young shall not be entitled to any credit for the value of the Property in the Confession of Judgment.  The date of closing to transfer the Property shall be on the sixtieth (60th) day after the effective date of this Agreement, unless GTA shall determine a different date of the transfer of the Property, in its sole discretion, by providing written notice of GTA’s demand to close to Larry D. Young at least two (2) days in advance.  Larry D. Young shall bear all of the costs of transferring the said Property to GTA, except the customary pro rata share of 2008 ad valorem property taxes and GTA’s attorney expenses.  Larry D. Young shall be responsible for the payment of any roll-back taxes, if any, relating to the transfer of the Property.  Commencing upon the effective date of this Agreement and continuing until the time of transfer of the Property, GTA and its agents shall have the right to review and inspect the Property.  GTA agrees to indemnify and hold harmless Larry D. Young and Harrietta Plantation, Ltd. for claims, injuries or damages arising from or connected with GTA’s exercise of the foregoing Property inspection rights.

7.          LARRY D. YOUNG’S WARRANTIES, REPRESENTATIONS AND PROMISES TO GTA AS TO THE PROPERTY TRANSFER TO GTA.  In further consideration for the GTA Defendants entering into this Agreement, Larry D. Young makes the following material warranties, representations and promises regarding the transfer to GTA of the Harrietta Plantation, Ltd. Property, all of which shall survive the transfer of the Property to GTA:

a)         That Larry D. Young has the authority to act on behalf of Harrietta Plantation, Ltd. to authorize and bind the said limited partnership to the terms of this Agreement;

b)        That Harrietta Plantation, Ltd. has good, valid and marketable fee simple title to the Property, free and clear of any liens, mortgages, easements, conditions, assessments, restrictions, agreements, claims, encumbrances or title defects of any kind (excepting 2008 ad valorem property taxes, which shall be pro-rated as of the date of transfer, and further excepting such utility easements, such portions of the Property within the bounds of public rights-of-way, and such other matters which were recorded in the public record as of October 28, 1993);

c)         That, to Larry D. Young’s present belief and personal knowledge, without investigation,

(i) the Property does not contain any hazardous wastes, hazardous substances, toxic substances, hazardous air pollutants, or toxic pollutants, as those terms are used or defined in any Environmental Law.  As used in this Agreement, the term “Environmental Law” shall mean and refer to any one or more of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act (RCRA), 42 U.S.C. §§ 6901 et seq.; the Toxic Substances Control Act (TSCA), 15 U.S.C. §§ 2601 et seq.; the Federal Water Pollution Control Act (the Clean Water Act), 33 U.S.C. §§ 1251 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; the Clean Air Act (42 U.S.C.A. §§ 7401 et seq.); any amendments thereto; any guidance documents and/or regulations promulgated now or hereafter adopted, published, or promulgated pursuant thereto; or any other federal, state, or local law, regulation, rule, or ordinance that pertains to hazardous materials at, in, on, under or about the Property;

(ii) no part of the Property is currently subject to any federal, state, or local compliance or enforcement action, cleanup action, or other action because of the presence of stored, leaked, spilled or disposed petroleum products, waste materials or debris, PCBs, underground storage tanks, asbestos, or any hazardous substances, toxic substances, hazardous air pollutants, or toxic pollutants as defined or regulated by any Environmental Law;

(iii) no part of the Property has been filled with rock, soil, gravel, debris, garbage, stumps or other fill materials; no condition currently exists on the Property which is or may be characterized by any federal, state or local government or agency as an actual or potential threat of danger to the public health or environment;

d)        That the Property has full, unrestricted ingress and egress access rights to Seven Mile Road in the County of Charleston, State of South Carolina;

e)         That Harrietta Plantation, Ltd. has not entered into any agreement to lease, sell or otherwise transfer or dispose of the Property, or any part thereof, which would violate the terms of this Agreement;

f)           That the use and condition of the Property shall not materially change between the effective date of this Agreement and the date of transfer of the Property to GTA;

g)        That there is no litigation or legal proceedings involving the Property or Harrietta Plantation, Ltd. which affects the title to the Property or Harrietta Plantation, Ltd.’s ability to transfer the Property to GTA as contemplated in this Agreement;

h)        That Larry D. Young and Harrietta Plantations, Ltd. shall execute a sworn affidavit at closing stating that Larry D. Young’s representations and warranties set forth in this Agreement are, to the best of their knowledge and belief, true and correct in all material respects as of the effective date of this Agreement and as of the date of transfer of the Property to GTA;

i)            That Larry D. Young and Harrietta Plantation, Ltd. shall execute and deliver such other documents as GTA and/or its attorney may reasonably request in order to close this transaction and reasonably effectuate the terms of this Agreement, including, but not limited to,  corrective documents, a Non-Foreign Transferor Affidavit, a South Carolina Residency Affidavit, a closing statement, and sworn affidavits from Larry D. Young and Harrietta Plantation, Ltd. attesting that: (i) no individual or entity (except as to work performed at the direction of GTA) has any claim against any portion of the Property under the applicable construction lien law; (ii) no individual or entity is either in possession of the Property or has a possessory interest or claim in the Property; and (iii) no improvements to the Property have been made  for which payment has not been made, and containing information necessary to enable GTA’s title company to delete exceptions to the title commitment for matters appearing during GTA’s inspection period, including, but not limited to, matters involving parties in possession and boundary disputes.

8.   SATISFACTION OF JUDGMENT.  Within ten (10) days of the effective date of this Agreement, the GTA Defendants will file a written notice of satisfaction of the Court’s Judgment, filed on August 10, 2007, with the Clerk of Court.

9.   JOINT MOTION.  Within ten (10) days of the effective date of this Agreement, the Parties shall execute and file a joint motion to withdraw as moot all pending motions, including, but not limited to, the Legends Plaintiffs’ pending Rule 59 motion and the GTA Defendants’ pending Rule 54 motion for attorney’s fees, costs and expenses.

10. WAIVER OF APPEAL.  In further consideration for the GTA Defendants entering into this Agreement, the Legends Plaintiffs knowingly, voluntarily, intentionally and unconditionally waive, forego, forfeit, relinquish and abandon any and all rights to appeal the Judgment and/or any other orders in this action or arising from or related to the Litigation, excepting any orders arising from the Court’s enforcement or interpretation of this Agreement.

11. CONTINUING OBLIGATIONS.  Nothing in this Agreement is meant to, or shall, limit or eliminate the continuance of any of the Parties’ prior existing fiduciary or contractual obligations, including, but not limited to, those arising under confidentiality agreements, after the date of this Agreement.

12. COURT CONSENT AND RETENTION OF JURISDICTION.  The Parties agree among themselves and intend that the Court shall approve this Agreement and shall retain jurisdiction over the enforcement of the provisions of this Agreement, and the Parties irrevocably waive the right to a jury trial for any dispute, matter or claim arising under or related to this Agreement.  By approving this Agreement, the Court shall retain jurisdiction over the enforcement of this Agreement.

13. INDEMNIFICATION.  In further consideration of this Agreement, Larry D. Young hereby agrees to indemnify, defend and hold harmless any and/or all of the GTA Defendants for any liabilities, costs and/or expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection with any claim by BDO Seidman, LLP, Fred Walton, Kurt Huntzinger or Chris Truitt against the GTA Defendants relating to the Litigation or the Arbitration.

14. NO PRIOR ASSIGNMENT.  Except as expressly set forth in this Agreement, the Parties covenant and agree that each has not assigned, transferred or conveyed in any manner all or any part of their legal claims or legal rights in connection with the matters set forth in this Agreement.

15. ENTIRE AGREEMENT.  No promise, representation, warranty, stipulation, release, covenant or agreement other than those expressly set forth in this Agreement has been made as consideration for this Agreement, and the Parties enter into this Agreement for the sole consideration recited herein.  The Agreement constitutes the entire agreement and understanding of the Parties and supercedes all prior proposals, negotiations, understandings, representations and agreements relating to its subject matter.

16. COUNTERPARTS.  This Agreement may be executed in two or more identical counterparts, all of which shall contain but one and the same agreement, provided that in making proof of this Agreement, it shall not be necessary to produce or account for more than one such fully-executed counterpart.  Any signature attestation required by this Agreement may be transmitted via telecopier, and signature and attestations so transmitted shall be as binding as the original.

17. SUCCESSORS IN INTEREST.  This Agreement is binding upon, and shall inure to the benefit of, the Parties hereto and their respective heirs, predecessors, successors, assigns, affiliates, agents, insurers, employees, legal representatives, and any other persons or entities acting on their behalf or claiming through or under them or any of them, PROVIDED, HOWEVER, that in the event that any of the Legends Plaintiffs assign this Agreement or any part hereof to any third party, any of such Legends Plaintiffs shall remain fully and primarily liable for all of their duties and obligations under this Agreement.

18. FULL AUTHORITY.  The signatories on behalf of, as the case may be, themselves or the entities for which they execute this Agreement, and to thereby bind said entity, represent that they have full and complete authority to enter into this Agreement, and are competent and of the age of majority.

19. FEES AND COSTS.  The Parties agree that they shall pay their own costs and attorney’s fees associated with the negotiation, drafting and filing of this Agreement.

20. DEFAULT AND EXPENSE OF ENFORCEMENT ACTION.  A violation or breach of this Agreement shall be a default.  In the event that Larry D. Young shall breach, or otherwise be in default of, Sections 6 and 7 of this Agreement, and said default cannot be cured within a reasonable period of time, not to exceed ninety (90) days, then GTA shall be entitled to the sum of $700,000.00 (Seven Hundred Thousand U.S. Dollar) to be paid by Larry D. Young as follows:

(a)           $166,666.67 (One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 U.S. Dollars) due on January 1, 2009;

(b)           $166,666.66 (One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 66/100 U.S. Dollars) due on January 1, 2010;

(c)           $166,666.66 (One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 66/100 U.S. Dollars) due on January 1, 2011; and,

(d)           $200,000.00 (Two Hundred Thousand U.S. Dollars) due on June 1, 2011.

 In the event that any of the Legends Plaintiffs shall breach, or otherwise be in default of, this Agreement other than Sections 6 and 7, then the GTA Defendants’ sole and exclusive remedy shall be specific enforcement of this Agreement with respect to such Sections other than Sections 6 and 7.  In the event that any of the GTA Defendants shall breach, or otherwise be in default of, this Agreement, then the Legends Plaintiffs’ sole and exclusive remedy shall be specific enforcement of this Agreement.  If any of the Parties incurs any expense, including reasonable attorneys’ fees, in connection with any action or proceeding, including without limitation one seeking declaratory relief, instituted by any Party for reason of any default or alleged default of another Party under this Agreement, the Party prevailing in such action or proceeding shall be entitled to recover such expenses and attorneys’ fees from the opposing party.

21. TERMS READ AND UNDERSTOOD.  Each Party hereto represents that it or he has carefully read and fully understands the terms, conditions, meaning and intent of this Agreement, and that it or he has had an opportunity to discuss the terms, conditions and provisions with legal counsel prior to the execution hereof.  Each Party specifically hereby acknowledges receipt of a copy of this Agreement before signing it and understands that each and every provision of this Agreement is legally binding.

22. GOVERNING LAW AND CONSTRUCTION.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be governed by and construed in accordance with, the laws of the State of South Carolina.  This Agreement shall not be construed in favor or against a Party to this Agreement due to the draftsmanship of this Agreement, it being stipulated that the Parties jointly and equally contributed to the drafting of this Agreement.

23. HEADINGS.  The headings of this Agreement are for convenience or reference only, and shall not limit, expand, modify or otherwise affect the meaning hereof.

24. AMENDMENTS TO BE IN WRITING.  The terms of this Agreement may not be changed, modified, waived, discharged or terminated in any manner, except by written instrument signed by all of the Parties.

IN WITNESS WHEREOF, the Parties have executed this Agreement under seal effective as of the date first written above.

[SIGNATURES CONTAINED ON FOLLOWING PAGES]

With the Approval of the Court, which hereby retains jurisdiction over the enforcement of this Agreement:

Terry L. Wooten
United States District Judge

Date:	, 2008

Respectfully submitted,

/s/ Joseph P. Griffith, Jr.	/s/ Doug Smith
Joseph P. Griffith, Jr. (Federal Id. #2473)	Doug Smith (Federal Id. #4212)
JOE GRIFFITH LAW FIRM, LLC	JOHNSON, SMITH, HIBBARD &
7 State Street	WILDMAN LAW FIRM, LLP
Charleston, SC 29401	220 North Church St., Suite 4 (29306)
(843) 225-5563 (Telephone)	P.O. Drawer 5587
(843) 722-6254 (Facsimile)	Spartanburg, South Carolina 29304
Attorney for GTA Defendants	Telephone: 864-582-8121
Facisimile: 864-585-5328
Attorney for Plaintiffs

/s/ Larry D. Young

Larry D. Young

STATE OF SOUTH CAROLINA

COUNTY OF Georgetown

I, Larry Woodberry, a Notary Public of the County and State aforesaid, do hereby certify that Larry D. Young personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official stamp or seal, this the 21st day of January, 2008.

/s/ Larry B. Woodberry
Notary Public
My Commission Expires:	8/31/2010
(OFFICIAL SEAL)

/s/Danny L. Young

Danny L. Young

STATE OF SOUTH CAROLINA

COUNTY OF Georgetown

I, Larry Woodberry, a Notary Public of the County and State aforesaid, do hereby certify that Larry D. Young personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official stamp or seal, this the 21st day of January, 2008.

/s/ Larry B. Woodberry
Notary Public
My Commission Expires:	8/31/2010
(OFFICIAL SEAL)

/s/Kyle N. Young

Kyle N. Young

STATE OF SOUTH CAROLINA

COUNTY OF Georgetown

I, Larry Woodberry, a Notary Public of the County and State aforesaid, do hereby certify that Larry D. Young personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official stamp or seal, this the 21st day of January, 2008.

/s/ Larry B. Woodberry
Notary Public
My Commission Expires:	8/31/2010
(OFFICIAL SEAL)

THE YOUNG FAMILY IRREVOCABLE TRUST

By:

/s/ John F. Smith, III,

 As Trustee

STATE OF SOUTH CAROLINA

COUNTY OF Georgetown

I, Larry Woodberry, a Notary Public of the County and State aforesaid, do hereby certify that Larry D. Young personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official stamp or seal, this the 21st day of January, 2008.

/s/ Larry B. Woodberry
Notary Public
My Commission Expires:	8/31/2010
(OFFICIAL SEAL)

THE LEGENDS GROUP, LTD.

/s/Larry D. Young

Larry D. Young, President

STATE OF SOUTH CAROLINA

COUNTY OF Georgetown

I, Larry Woodberry, a Notary Public of the County and State aforesaid, do hereby certify that Larry D. Young personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official stamp or seal, this the 21st day of January, 2008.

/s/ Larry B. Woodberry
Notary Public
My Commission Expires:	8/31/2010
(OFFICIAL SEAL)

GOLF TRUST OF AMERICA, INC.

By:

/s/ Michael C. Pearce

Michael C. Pearce, President

STATE OF NORTH CAROLINA

COUNTY OF ORANGE

I, Roger W. Heflin, a Notary Public of the County and State aforesaid, do hereby certify that Michael C. Pearce personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official stamp or seal, this the 21st day of January, 2008.

/s/ Roger W. Heflin
Notary Public
My Commission Expires:	October 12, 2010
(OFFICIAL SEAL)

/s/ W. Bradley Blair, II

W. Bradley Blair, II

STATE OF SOUTH CAROLINA

COUNTY OF Charleston

I, Lorraine McKenna, a Notary Public of the County and State aforesaid, do hereby certify that W. Bradley Blair, II personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official stamp or seal, this the 21st day of January, 2008.

/s/ Lorraine McKenna
Notary Public
My Commission Expires:	7/29/2012
(OFFICIAL SEAL)

ACKNOWLEDGEMENT

/s/ Scott D. Peters
SCOTT D. PETERS

STATE OF CALIFORNIA	)
)SS
COUNTY OF ORANGE	)

On January 29, 2008, before me, Kristen B. Mullins, Notary Public, personally appeared Scott D. Peters, before me this day and acknowledged to me that he executed the same in his authorized capacity and that by his signature of the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal

/s/Kristen B. Mullins
Signature of Notary

My Commission Expires:	May 7, 2009
(OFFICIAL SEAL)